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                                                               EXECUTION VERSION


                           E.SPIRE COMMUNICATIONS,INC.
                           E.SPIRE FINANCE CORPORATION

                              FORBEARANCE AGREEMENT
                               TO CREDIT AGREEMENT

            THIS FORBEARANCE AGREEMENT TO CREDIT AGREEMENT (this "AGREEMENT") is dated as of July 10, 2000 and entered into by and among e.spire Communications, Inc., a Delaware corporation ("COMPANY"), e.spire Finance Corporation, a Delaware corporation ("FINANCE SUB"; Finance Sub and the Company, collectively referred to as "BORROWERS"), the financial institutions listed on the signature pages hereof ("LENDERS"), Goldman Sachs Credit Partners L.P., as sole Lead Arranger and Syndication Agent, The Bank of New York, as Administrative Agent for Lenders (in such capacity, "ADMINISTRATIVE AGENT"), First Union National Bank, as Documentation Agent, and Newcourt Commercial Finance Corporation, as Collateral Agent, and, for purposes of Section 3 hereof, the Subsidiaries of Finance Sub listed on the signature pages hereof ("SUBSIDIARY GUARANTORS") and is made with reference to that certain Credit Agreement, dated as of August 11, 1999 (as amended by the First Amendment dated November 24, 1999, the "CREDIT AGREEMENT"), by and among Company, Finance Sub, Lenders and Agents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

            WHEREAS, Lenders have agreed to extend their forbearance of exercise of remedies under the Loan Documents as a result of certain Events of Default subject to the terms, conditions and agreements set forth herein;

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.  AGREEMENT OF LENDERS

            Lenders hereby agree to forebear, until July 14, 2000, exercising any remedies under the Loan Documents as a result of the Events of Default caused by Borrowers failure to be in compliance with the covenants set forth in subsection 6.6A(ii) or subsection 6.6A(iii) of the Credit Agreement for the Fiscal Quarters ended March 31, 2000 and June 30, 2000, as long as no other holder of Indebtedness of any Loan Party has accelerated such Indebtedness or is otherwise exercising any remedies with respect thereto. Such delay or failure by Agents or Lenders to exercise during such time any of their other rights and remedies, shall not impair any power, right or privilege granted to Agents or Lenders in the Credit Agreement or any other Loan Document or by law available to them or be construed to be a waiver of or acquiescence in any Event of Default under the Credit Agreement or any other Loan Document or a forbearance of the exercise of remedies as a result of any other Event of Default under the Credit Agreement.


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SECTION 2.  REPRESENTATIONS AND WARRANTIES

            In order to induce Lenders to enter into this Agreement, Borrowers hereby represent and warrant that:

            (a) each Borrower has all requisite corporate power and authority to enter into this Agreement;

            (b) the execution and delivery of this Agreement and the performance of this Agreement have been duly authorized by all necessary corporate action on the part of each Borrower;

            (c) the execution and delivery by each Borrower of this Agreement and the performance by each Borrower of this Agreement do not and will not
      (i) violate any provision of any law or any governmental rule or regulation applicable to each Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of each Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on a Borrower or any of its Subsidiaries,
      (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Borrower or any of its Subsidiaries;

            (d) the execution and delivery by each Borrower of this Agreement and the performance by each Borrower of this Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body;

            (e) this Agreement has been duly executed and delivered by each Borrower and constitutes the legally valid and binding obligations of each Borrower, enforceable against each Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability;

            (f) excluding any Event of Default or Potential Event of Default which is subject to a forbearance agreement between the Borrowers and the Lenders, there exists no Event of Default or Potential Event of Default under the Credit Agreement;

            (g) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date; and



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            (h) Borrowers have performed all agreements (other than compliance with the financial covenants subject to the forbearance agreement between Borrowers and Lenders) to be performed on its part as set forth in the Credit Agreement.

SECTION 3.  ACKNOWLEDGMENT AND CONSENT

            Borrowers and Subsidiary Guarantors are collectively referred to herein as "CREDIT SUPPORT PARTIES" and the Company Guaranty, the Subsidiary Guaranty and the Collateral Documents to which each Borrower and Subsidiary Guarantor, as applicable, are party are herein referred to collectively as the "CREDIT SUPPORT DOCUMENTS." Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Agreement. Each Loan Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Guarantied Obligations" and "Secured Obligations" as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Borrowers now or hereafter existing under or in respect of the Credit Agreement. Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement. Each Credit Support Party (other than Borrowers) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Agreement, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to this Agreement and (ii) nothing in the Credit Agreement, this Agreement or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future consents or waivers to the Credit Agreement.

            Each of the Credit Support Parties hereby acknowledges and confirms that it does not have any grounds and hereby agrees not to challenge (or to allege or to pursue any matter, cause or claim arising under or with respect to) the Credit Agreement or any of the other Loan Documents (including, without limitation, any of the Credit Support Documents), any of the terms or conditions thereof or thereunder, or the status of any thereof as legal, valid and binding obligations enforceable in accordance with their respective terms; and it does not possess (and hereby forever waives, remises, releases, discharges and holds harmless the Lenders and the Agent, and their respective affiliates, stockholders, directors, officers, employees, attorneys, agents and representatives and each of their respective heirs, executors, administrators, successors and assigns (collectively, the "INDEMNIFIED PARTIES") from and against, and agrees not to allege or pursue) any action, cause of action, suit, debt, claim, counterclaim, cross-claim, demand, defense, offset, opposition, demand and other right of action whatsoever, whether in law, equity or otherwise (which it, all those claiming by, through or under it, or its successors or assigns, have or may have) against the Indemnified Parties, or any of them, prior to or as of the date of this Agreement and the effective date of this Agreement for, upon, or by reason of, any matter, cause or thing whatsoever, arising out of, or relating to the Credit Agreement or any of the other Loan Documents (including, without limitation, any of the Credit Support Documents) (including, without limitation, any payment, performance, validity or enforceability of any or all




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of the terms or conditions thereof or thereunder) or any transaction relating to any of the foregoing, or any or all actions, courses of conduct or other matters in any manner whatsoever relating to or otherwise connected with any of the foregoing.

SECTION 4.  MISCELLANEOUS

            A.    EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN
DOCUMENTS.

            (i) Except as specifically modified by this Agreement, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (ii) The execution, delivery and performance of this Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agents or any Lender under, the Credit Agreement or any of the other Loan Documents.

            B. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

            C. APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO INCONSISTENT CONFLICTS OF LAWS PRINCIPLES.

            D. FEES AND EXPENSES. Borrowers acknowledge that all costs, fees and expenses as described in subsection 9.3 of the Credit Agreement incurred by Agents and their counsel with respect to this Agreement and the documents and transactions contemplated hereby shall be for the account of Borrowers. Borrowers shall concurrently with the execution and delivery of this Agreement pay all accrued and unpaid legal fees of counsel to Arranger.

            E. COUNTERPARTS; EFFECTIVENESS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement shall become effective upon (i) the execution of counterparts hereof by Borrowers and Subsidiary Guarantors and by Lenders constituting Requisite Lenders and receipt by Borrowers and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof and (ii) payment of the expenses referenced in Section 4.D hereof.

                         [Signature pages to follow]



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            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                          BORROWERS:

                                          e.spire COMMUNICATIONS, INC.


                                          By:
                                              --------------------------------
                                             Title:
                                                   --------------------------


                                          e.spire FINANCE CORPORATION



                                          By:
                                              --------------------------------
                                             Title:
                                                   --------------------------



                                          LENDERS:

                                          GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                          individually, as Arranger and as
                                          Syndication Agent



                                          By:
                                              --------------------------------
                                             Title:
                                                   --------------------------


                                          THE BANK OF NEW YORK, individually
                                          and as Administrative Agent


                                          By:
                                              --------------------------------
                                             Title:
                                                   --------------------------




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                                          FIRST UNION NATIONAL BANK,
                                          individually and as Documentation
                                          Agent


                                          By:
                                              --------------------------------
                                             Title:
                                                   --------------------------


                                          CIT LENDING SERVICES CORPORATION
                                          (f/k/a Newcourt Commercial Finance
                                          Corporation), an affiliate of The CIT
                                          Group, Inc., individually and as
                                          Collateral Agent


                                          By:
                                              --------------------------------
                                             Title:
                                                   --------------------------


                                          BANKERS LIFE AND CASUALTY COMPANY


                                          By:
                                              --------------------------------
                                             Title:
                                                   --------------------------


                                          CONSECO ANNUITY ASSURANCE COMPANY


                                          By:
                                              --------------------------------
                                             Title:
                                                   --------------------------

                                          DEUTSCHE BANK AG NEW YORK BRANCH



                                          By:
                                              --------------------------------
                                             Title:
                                                   --------------------------


                                          By:
                                              --------------------------------
                                             Title:
                                                   --------------------------


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                                          FOOTHILL CAPITAL CORPORATION


                                          By:
                                              --------------------------------
                                             Title:
                                                   --------------------------


                                          FRANKLIN FLOATING RATE TRUST



                                          By:
                                              --------------------------------
                                             Title:
                                                   --------------------------


                                          MERRILL LYNCH GLOBAL INVESTMENT
                                          SERIES INCOME STRATEGIES PORTFOLIO



                                          By:
                                              --------------------------------
                                             Title:
                                                   --------------------------



                                          MERRILL LYNCH SENIOR FLOATING RATE
                                          FUND INC.



                                          By:
                                              --------------------------------
                                             Title:
                                                   --------------------------




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                                          SUBSIDIARY GUARANTORS:


                                          e.spire LEASING CORPORATION


                                          e.spireDATA, INC.


                                          ACSI LOCAL SWITCHED SERVICES, INC.


                                          ACSI LOCAL SWITCHED SERVICES OF
                                          VIRGINIA, INC.


                                          ACSI LONG DISTANCE, INC.


                                          ACSI NETWORK TECHNOLOGIES, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          ALBUQUERQUE, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          AMARILLO, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          ATLANTA, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          AUSTIN, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          BATON ROUGE, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          BIRMINGHAM, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          BOISE, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          CHARLESTON, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          CHATTANOOGA, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          COLORADO SPRINGS, INC.

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                                          AMERICAN COMMUNICATION SERVICES OF
                                          COLUMBIA, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          COLUMBUS, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          CORPUS CHRISTI, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          DALLAS, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          D.C., INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          EL PASO, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          FORT WORTH, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          GREENVILLE, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          HUNTSVILLE, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          IRVING, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          JACKSON, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          JACKSONVILLE, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          KANSAS CITY, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          KNOXVILLE, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          LAS VEGAS, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          LEXINGTON, INC.


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                                          AMERICAN COMMUNICATION SERVICES OF
                                          LITTLE ROCK, INC.


                                          AMERICAN COMMUNICATION SERVICES, OF
                                          LOUISIANA, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          LOUISVILLE, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          LUBBOCK, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          MARYLAND, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          MIAMI, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          MOBILE, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          MONTGOMERY, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          PENSACOLA, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          PIMA COUNTY, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          RALEIGH - DURHAM, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          RIO RANCHO, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          ROANOKE, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          SAN ANTONIO, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          SAVANNAH, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          SHREVEPORT, INC.

                                          AMERICAN COMMUNICATION SERVICES OF
                                          SPARTANBURG, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          TALLAHASSEE, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          TAMPA, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          TULSA, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          VIRGINIA, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          WILMINGTON, INC.


                                          AMERICAN COMMUNICATIONS SERVICES
                                          INTERNATIONAL, INC.


                                          CYBERGATE, INC.

                                          FLORIDANET, INC.



                                          Each by:
                                                  ----------------------------
                                            Title:Authorized Signatory of
                                                  each of the foregoing
                                                  Subsidiary Guarantors


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